UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2004

                            URANIUM POWER CORPORATION

               (Exact name of Registrant as specified in charter)

          Colorado                    000-27659                    None
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                              206-475 Howe Street,
                             Vancouver, B.C. V6C 2B3
                                     Canada
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 685-8355

                                   Copies to:
                               Marc J. Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 29, 2004, Uranium Power Corporation (the "Company"), through its wholly-owned subsidiary, 808099 Alberta Ltd., entered into an Agreement of Purchase and Sale (the "Purchase Agreement") with Powermax Energy, Inc. ("Powermax") pursuant to which the Company purchased from Powermax 49% of certain petroleum and natural gas rights (the "Interest") in land located in the Firebag Area, Province of Saskatchewan, Canada. The Company paid $1,000,000 Canadian dollars to purchase the Interest from Powermax free and clear of any liens or other encumbrances in order to explore for petroleum products.

      In connection with the Purchase Agreement, the Company entered into a Gross Overriding Royalty Agreement with Stripper Energy Services Ltd. ("SES"), dated as of September 29, 2004, under which the Company agreed to pay to SES a non-convertible gross overriding royalty. Accordingly, the Company granted and assigned a gross overriding royalty equal to 2.5% of the current market value on 100% of all petroleum substances produced, saved and marketed.

      The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the transaction documents attached as exhibits to this Form 8-K.

ITEM 9.01       Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

Exhibit
Number   Description
------   -----------

10.1 Agreement of Purchase and Sale by and between Powermax Energy Inc. and 808099 Alberta Ltd. dated as of September 29, 2004.

10.2     Gross Overriding Royalty Agreement dated as of September 29, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        URANIUM POWER CORPORATION


                                        By: /s/ Thornton Donaldson
                                           -------------------------------------
                                           Thornton Donaldson, President

Dated: October 8, 2004